BRINKER CAPITAL DESTINATIONS TRUST

(the “Trust”)

SUPPLEMENT DATED January 27, 2023,

TO THE SUMMARY PROSPECTUS, DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Renaming of Investment Adviser

As of December 31, 2022, Brinker Capital Investments, LLC, the investment adviser for the series of the Trust (the “Funds”), changed its name to “Orion Portfolio Solutions, LLC” in connection with an internal reorganization. With respect to the Funds, Orion Portfolio Solutions, LLC will continue to conduct business as Brinker Capital Investments. Accordingly, all references to “Brinker Capital Investments” in the Funds' Summary Prospectuses will remain as-is, but investors should note that any discussion of “Orion Portfolio Solutions” or “Brinker Capital Investments,” either in the marketplace or in other investor communications, are references to the same registered investment adviser.

There are no other changes to the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE